UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________

FORM 8-K

____________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

January 1, 2003

Date of Report (Date of earliest event reported)

PONY EXPRESS U.S.A., INC.

(Formerly Silver State Vending Corporation)

(Exact name of registrant as specified in its charter)

Nevada

000-25559

86-0860379

(State or other jurisdiction

(Commission File

(I.R.S. Employer

of incorporation or organization)

Number)

Identification Number)

5295 Town Center Road - 3rd Floor

Boca Raton, FL 33486

(Address of principal executive offices)

561-862-4900

Registrant's telephone number, including area code.

Item 4. Changes in Registrant's Certifying Accountant

A. The company's accountants, Mr. Thomas Sewell, Sewell and Company, PA, 7705 Davie Road Extension, Hollywood, FL 33024 were replaced effective January 1, 2003, in order to separate the auditing services provided to the company from the accounting and consulting services provided to the company.

B. No adverse opinion, disclaimer of opinion, modification, or qualification was issued by the former accountants in the last two years.

C. The decision to change accountants was approved by the Board of Directors.

D. During the past two fiscal years and until the date of dismissal, there were no material disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure.

E. The company has retained Berkovits, Lago & Company, LLP, 8211 W. Broward Blvd, Suite 340, Plantation, Florida 33324 to serve as the company's accountants effective January 1, 2003.

F. No consultation regarding the company has been conducted with the newly engaged accountants regarding any aspect of the company during the previous two fiscal years of the company.

G. A copy of this notice was sent to Mr. Thomas Sewell, Sewell and Company, PA on December 15, 2000 in compliance with Item 304(a)(1), Regulation S-K Subpart 229.300.

Item 7. Financial Statements and Exhibits

(a)

Financial Statements

None

(b)

Exhibits

16.0

Letter from Sewell and Company, PA

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pony Express U.S.A., Inc.

By: /s/ PETER TICKTIN

Peter Ticktin, President (Registrant)

Date: February 3, 2003